Exhibit 99.3

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
Set forth below are the unaudited pro forma condensed consolidated statements of income of PBF Logistics LP (the "Partnership" or “PBFX”) for the six-months ended June 30, 2016 and the year ended December 31, 2015 and the unaudited pro forma condensed consolidated balance sheet as of June 30, 2016 (together with the notes to the unaudited pro forma consolidated financial statements). The unaudited pro forma condensed consolidated financial statements are presented to show how PBFX might have looked if PBFX’s purchase of four refined product terminals (the “East Coast Terminals”) from an affiliate of Plains All American Pipeline, L.P. (the “Plains Asset Purchase”), the acquisition of a 50% equity interest of Torrance Valley Pipeline Company LLC (“TVPC”), from PBF Energy Company LLC (“PBF LLC”) (the “TVPC Acquisition”), and certain other related transactions described below had occurred on the date and for the periods indicated below. TVPC owns the 189-mile San Joaquin Valley Pipeline system (the “Torrance Valley Pipeline”), which consists of the M55, M1 and M70 pipeline systems, including pipeline stations with storage capacity and truck unloading capability. On August 31, 2016, the Partnership entered into a contribution agreement with PBF LLC (the “Contribution Agreement”). Pursuant to the Contribution Agreement, the Partnership, through its wholly-owned subsidiary, PBFX Operating Company LP (“PBFX Op Co”), acquired a 50% controlling equity interest in TVPC from PBF LLC. Upon closing of the Contribution Agreement, the Partnership entered into a transportation services agreement with PBF Holding, with an initial term of ten years, under which the Partnership, through TVPC, provides transportation and storage services to PBF Holding on the Torrance Valley Pipeline (the “TVPC Transportation Services Agreement”). For a detailed description of the TVPC Acquisition, including the terms of the Transportation Services Agreement, refer to the Current Report on Form 8-K filed on September 7, 2016.
We derived the following unaudited pro forma condensed consolidated financial statements by applying pro forma adjustments to our historical condensed consolidated financial statements and the historical financial statements of the East Coast Terminals and TVPC. The pro forma effect of the Plains Asset Purchase is based on the acquisition method of accounting in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 805, Business Combinations. The TVPC Acquisition was accounted for as a transfer of a business between entities under common control (as discussed below).
We derived the following unaudited pro forma condensed consolidated financial statements by applying pro forma adjustments to our historical condensed consolidated financial statements that give effect to the Plains Assets Purchase and TVPC Acquisition and related financing transactions. The unaudited pro forma consolidated balance sheet is based on the individual historical consolidated balance sheets of the Partnership and TVPC as of June 30, 2016, and has been prepared to reflect the TVPC Acquisition as if it occurred on June 30, 2016 and gives effect to related financing transactions including the proceeds from the sale of marketable securities to partially fund the TVPC Acquisition, the borrowing incurred under our five year $325.0 million revolving credit facility (the “Revolving Credit Facility”), repayment of a portion of our three year $300.0 million term loan facility (the “Term Loan”) to release the marketable securities that had collateralized the Term Loan, proceeds from the issuance of an aggregate of 4,375,000 common units (collectively, the “acquisition financing transactions”) and the noncontrolling interest in TVPC. The historical consolidated balance sheet of the Partnership as of June 30, 2016 includes the Plains Assets Purchase. The unaudited pro forma consolidated statement of operations for the year ended December 31, 2015 and the six-months ended June 30, 2016 combines the historical results of operations of the Partnership, the East Coast Terminals and TVPC, as if the acquisitions occurred on January 1, 2015 and gives effect to the acquisition financing transactions, execution of the TVPC Transportation Services Agreement, and the effect of the noncontrolling interest in TVPC.
PBFX’s wholly-owned subsidiary, PBFX Op Co holds a 50% controlling interest in TVPC, with the other 50% interest in TVPC held by TVP Holding Company LLC (“TVP Holding”), a subsidiary of PBF Holding. PBFX Op Co is the sole managing member of TVPC. PBFX, through its ownership of PBFX Op Co, consolidates the financial results of TVPC, and records a noncontrolling interest for the economic interest in TVPC held by TVP Holding. Noncontrolling interest on our consolidated statements of operations includes the portion of net income or loss attributable to the economic interest in TVPC held by TVP Holding. Noncontrolling interest on the condensed consolidated balance sheets includes the portion of net assets of TVPC attributable to TVP Holding.
The unaudited pro forma consolidated statements of operations for the year ended December 31, 2015 and the six-months ended June 30, 2016 do not reflect future events that may occur after the completion of the East Coast Terminals on April 29, 2016 or the TVPC Acquisition on August 31, 2016, including but not limited to the anticipated realization of cost savings from operating synergies and certain charges expected to be incurred in connection with the transaction, including, but not limited to, costs that may be incurred in connection with integrating the operations of the East Coast Terminals and the Torrance Valley Pipeline.
The unaudited pro forma condensed consolidated financial information is presented for informational purposes only. The unaudited pro forma condensed consolidated financial information does not purport to represent what our results of operations or financial condition would have been had the transactions to which the pro forma adjustments relate actually occurred on the dates indicated, and they do not purport to project our results of operations or financial condition for any future period or as of any future

Exhibit 99.3

date. In addition, they do not purport to indicate the results that would actually have been obtained had the Plains Asset Purchase or the TVPC Acquisition been completed on the assumed date or for the periods presented, or which may be realized in the future.
In order to prepare the pro forma financial information, we adjusted the TVPC’s historical assets and liabilities to their estimated fair values in accordance with ASC 805 as a result of the acquisition of the Torrance refinery and related logistical assets on July 1, 2016 (the “Torrance Acquisition”) by PBF Energy Inc. (“PBF Energy”), the parent of PBF LLC. Torrance Valley Pipeline was acquired by PBF Energy through the Torrance Acquisition and the estimated fair values of TVPC’s asset and liabilities were determined in connection with that transaction. As the TVPC Acquisition was considered a transfer of business between entities under common control, the TVPC assets and liabilities were transferred at their historical carrying value. As of the date of this Current Report on Form 8-K/A, we have not completed the detailed valuation work necessary to arrive at the final estimates of the fair value of TVPC’s assets acquired and the liabilities assumed and the related allocation of the purchase price in connection with the Torrance Acquisition, nor have we identified all adjustments necessary to conform TVPC’s accounting policies to our accounting policies. The determination of the fair value of TVPC’s assets and liabilities is ongoing and is expected to be completed within the allowable measurement period. As a result, the accompanying unaudited pro forma purchase price allocation is preliminary and is subject to further adjustments as additional information becomes available and as additional analyses are performed. The preliminary unaudited pro forma purchase price allocation has been made solely for the purpose of preparing the accompanying unaudited pro forma condensed consolidated financial statements. There can be no assurance that such finalization of the purchase price will not result in material changes from the preliminary purchase price allocation included in the accompanying unaudited pro forma condensed consolidated financial statements.
The pro forma adjustments as of and for the six-months ended June 30, 2016 and for the year ended December 31, 2015 principally give effect to:

•
the closing of the Plains Asset Purchase and the TVPC Acquisition and their associated impact on our statement of operations including the effects from the acquisition financing transactions, execution of the TVPC Transportation Services Agreement and the effect to noncontrolling interest in TVPC.

Exhibit 99.3

Unaudited Pro Forma Condensed Consolidated Balance Sheet
As of June 30, 2016
(in thousands)

	Historical		Pro Forma Acquisition Adjustments		Other Pro Forma Adjustments		Pro Forma Consolidated

	PBFX	TVPC
ASSETS
Current assets:
Cash and cash equivalents	$49,883	$—	$(175,000)	(2)	$76,200	(3)	$37,763
					(76,200)	(4)
					76,200	(5)
					86,680	(6)
Marketable securities	136,144	—	—		(76,200)	(5)	59,944
Accounts receivable- affiliates	21,904	4,879	(4,879)		—		21,904
Accounts receivable, net	2,462	—	—		—		2,462
Prepaid expense and other current assets	5,001	—	120	(2)	—		5,121
Total current assets	215,394	4,879	(179,759)		86,680		127,194

Property, plant and equipment, net	243,188	29,801	319,892	(2)	—		592,881
Total assets	$458,582	$34,680	$140,133		$86,680		$720,075

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable- affiliates	$3,850	$—	$95	(2)	$—		$3,945
Accounts payable and accrued expenses	9,242	—	1,901	(2)	—		11,143
Current portion of long-term debt	135,864	—	—		—		135,864
Deferred revenue	638	—	—		—		638
Total current liabilities	149,594	—	1,996		—		151,590

Long-term debt	434,978	—	—		76,200	(3)	434,978
					(76,200)	(4)
Deferred income tax liability	—	7,381	(7,381)	(2)	—		—
Other long-term liabilities	2,023	—	1,475	(2)	—		3,498
Total liabilities	586,595	7,381	(3,910)		—		590,066

Commitments and contingencies

Equity:
Net parent investment	—	27,299	(27,299)	(2)	—		—
Common unitholders- public	378,669	—	—		48,040	(6)	426,709
Common unitholder- PBF LLC	(231,825)	—	(1,829)	(2)	38,640	(6)	(195,014)
Subordinated unitholder- PBF LLC	(275,739)	—	—		—		(275,739)
IDR Holder- PBF LLC	882	—	—		—		882
Total PBF Logistics LP equity	(128,013)	27,299	(29,128)		86,680		(43,162)
Noncontrolling interest	—	—	173,171	(2)	—		173,171
Total equity	(128,013)	27,299	144,043		86,680		130,009
Total liabilities and equity	$458,582	$34,680	$140,133		$86,680		$720,075

Exhibit 99.3

NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
(in thousands, except unit and per unit data)

1.
We performed certain procedures for the purpose of identifying any material differences in significant accounting policies between PBFX and the East Coast Terminals and TVPC and any accounting adjustments that will be required in connection with adopting uniform policies. Procedures performed by PBFX included a review of the disclosed summary of significant accounting policies in the East Coast Terminals’ and TVPC’s audited financial statements and discussions with the East Coast Terminals’ and TVPC’s management regarding their significant accounting policies in order to identify material adjustments. While we are continuing to engage in additional discussions with the East Coast Terminals’ and TVPC’s management and are in the process of evaluating the impact of the East Coast Terminals’ and TVPC’s accounting policies on its historical results following the close of the Plains Asset Purchase on April 29, 2016 and the close of the TVPC Acquisition on August 31, 2016, to our best estimate, there are no differences identified to date.

2.
Represents cash consideration transferred of $175,000 for the TVPC Acquisition at closing, which was funded by the Partnership with $20,000 of cash on hand, $76,200 in proceeds from the sale of marketable securities and $78,800 in net proceeds from the August 2016 equity offering. The Partnership borrowed an additional $76,200 under its Revolving Credit Facility, which were used to repay $76,200 of its Term Loan in order to release $76,200 marketable securities that had collateralized the Term Loan, and the estimated preliminary fair value of the net assets acquired as follows:

Prepaid expenses and other current assets	$120
Property, plant and equipment, net	349,693
Accounts payable - affiliates, net	(95)
Accounts payable and accrued liabilities	(1,901)
Other long-term liabilities	(1,475)
Noncontrolling interest	(173,171)
Estimated fair value of net assets acquired	$173,171

These pro forma acquisition adjustments reflect the reversal of TVPC’s historical assets and liabilities as of June 30, 2016 and the recognition of the estimated preliminary purchase price allocation of the fair value of the net assets acquired in connection with the TVPC Acquisition as shown above. This preliminary purchase price allocation estimate is based on PBFX’s initial estimates at closing and final allocations are subject to the completion of the final purchase valuation. The fair values of the prepaid expenses and other current assets and accounts payable, accounts payable - affiliates, accounts payable and accrued liabilities and other long-term liabilities are estimated to approximate their carrying value and are based on the estimated working capital acquired at closing. The fair value of property, plant and equipment is largely based on the acquisition purchase price of the assets. These amounts may change and may change materially at the time the purchase price allocation is finalized for TVPC. The final determination of the purchase price allocation is anticipated to be completed as soon as practicable after the close of the acquisition. PBFX anticipates that the valuations of the acquired assets and liabilities will include, but not be limited to, working capital items, property, plant and equipment and environmental obligations. The determination of the fair value is the responsibility of management and is being performed with the assistance of a third-party valuation specialist based on valuation techniques that PBFX deems appropriate for measuring the fair value of the assets acquired and liabilities assumed. The final acquisition consideration, and amounts allocated to assets acquired and liabilities assumed in the acquisition could differ materially from the amounts presented in these unaudited pro forma condensed consolidated financial statements.

The pro forma adjustment for property, plant and equipment includes the net impact of the reversal of the historical book value of such assets and the recording of the fair value determined by the preliminary purchase price allocation.

The pro forma net cash adjustment includes the impacts of the following:

Cash paid for Plains Asset Purchase	$(175,000)
Proceeds from the Revolving Credit Facility (see note 3)	76,200
Repayment of the Term Loan (see note 4)	(76,200)
Proceeds from sale of marketable securities (see note 5)	76,200
Proceeds from the August 2016 equity offering (see note 6)	86,680
Total pro forma cash adjustment	$(12,120)

Exhibit 99.3

3.	Represents borrowings of $76,200 on the Revolving Credit Facility utilized to pay down the Term Loan.

4.	Represents repayment of $76,200 of the Term Loan, in order to release $76,200 of marketable securities, which collateralized the Term Loan.

5.	Represents the sale of $76,200 of marketable securities in order to fund the TVPC Acquisition.

6.	Represents the issuance of 4,375,000 common units in connection with the August 2016 equity offering for total net proceeds of $86,680 in order to fund the TVPC Acquisition.

Exhibit 99.3

Unaudited Pro Forma Condensed Consolidated Statement of Operations
Six Months Ended June 30, 2016
(in thousands)

	Historical			Pro Forma Effect of Accounting Changes (Note 7)		Adjusted Pro Forma East Coast Terminals and TVPC	Pro Forma Acquisition Adjustments		Other Pro Forma Adjustments		Pro Forma Condensed Consolidated

	PBFX	East Coast Terminals	TVPC

Revenues	$77,208	$6,794	$—	$—		$6,794	$35,788	(8)	$—		$119,790

Cost and expenses:
Purchases and related costs	—	154	—	(154)	(7)	—	—		—		—
Operating and maintenance expenses	13,741	2,554	15,019	154	(7)	17,727	—		—		31,468
General and administrative expenses	9,474	549	5,765	—		6,314	—		—		15,788
Depreciation and amortization	3,782	1,255	2,958	—		4,213	2,458	(9)	—		10,453
	26,997	4,512	23,742	—		28,254	2,458		—		57,709

Income (loss) from operations	50,211	2,282	(23,742)	—		(21,460)	33,330		—		62,081

Other income (expense)
Other income	—	20	—	—		20	—		—		20
Interest (expense) income, net	(14,018)	—	—	—		—	—		(1,832)	(11)	(15,514)
									429	(12)
									(93)	(13)
Amortization of loans fees	(845)	—	—	—		—	—		—		(845)
Income tax benefit	—	—	9,674	—		9,674	—		—		9,674
Net income (loss)	35,348	2,302	(14,068)	—		(11,766)	33,330		(1,496)		55,416

Less: net income attributable to noncontrolling interest	—	—	—	—		—	9,666	(10)	—		9,666
Net (loss) income attributable to the Partnership	$35,348	$2,302	$(14,068)	$—		$(11,766)	$23,664		$(1,496)		$45,750

Net income per limited partner unit:
Common units - basic	0.94										1.14
Common units - diluted	0.94										1.14
Subordinated units - basic and diluted	0.95										1.14

Weighted average limited partner units outstanding:
Common units - basic	19,873,294								4,375,000	(14)	24,248,294
Common units - diluted	19,881,339								4,375,000	(14)	24,256,339
Subordinated units - basic and diluted	15,886,553								—		15,886,553

Exhibit 99.3

Unaudited Pro Forma Consolidated Statement of Operations
Year Ended December 31, 2015
(in thousands)

	Historical			Pro Forma Effect of Accounting Changes (Note 7)		Adjusted Pro Forma East Coast Terminals and TVPC	Pro Forma Acquisition Adjustments		Other Pro Forma Adjustments		Pro Forma Condensed Consolidated

	PBFX	East Coast Terminals	TVPC

Revenues	$142,102	$17,372	$—	$—		$17,372	$71,576	(8)	$—		$231,050

Cost and expenses:
Purchases and related costs	—	1,681	—	(1,681)	(7)	—	—		—		—
Operating and maintenance expenses	25,255	9,570	25,758	1,681	(7)	37,009	—		—		62,264
General and administrative expenses	13,889	1,722	13,054	—		14,776	—		—		28,665
Depreciation and amortization	6,582	3,702	5,986	—		9,688	4,978	(9)	—		21,248
	45,726	16,675	44,798	—		61,473	4,978		—		112,177

Income (loss) from operations	96,376	697	(44,798)	—		(44,101)	66,598		—		118,873

Other income (expense)
Other income	—	65	—	—		65	—		—		65
Interest (expense) income, net	(19,939)	—	—	—		—	—		(4,249)	(11)	(23,433)
									851	(12)
									(96)	(13)
Amortization of loans fees	(1,315)	—	—	—		—	—		—		(1,315)
Income tax benefit	—	—	18,253	—		18,253	—		—		18,253
Net income (loss)	75,122	762	(26,545)	—		(25,783)	66,598		(3,494)		112,443

Less: net income attributable to the Predecessor	1,274	—	—	—		—	—		—		1,274
Less: net income attributable to noncontrolling interest	—	—	—	—		—	20,163	(10)	—		20,163
Net income (loss) attributable to the Partnership	$73,848	$762	$(26,545)	$—		$(25,783)	$46,435		$(3,494)		$91,006

Net income per limited partner unit:
Common units - basic	2.18										2.38
Common units - diluted	2.18										2.38
Subordinated units - basic and diluted	2.18										2.38

Weighted average limited partner units outstanding:
Common units - basic	17,956,152								4,375,000	(14)	22,331,152
Common units - diluted	17,956,152								4,375,000	(14)	22,331,152
Subordinated units - basic and diluted	15,886,553								—		15,886,553

Exhibit 99.3

NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except unit and per unit data)

7.
We performed certain procedures for the purpose of identifying any material differences in significant accounting policies between PBFX and the East Coast Terminals and the Torrance Valley Pipeline and any accounting adjustments that will be required in connection with adopting uniform policies. Procedures performed by PBFX included a review of the disclosed summary of significant accounting policies in the East Coast Terminals’ and the Torrance Valley Pipeline’s audited financial statements and discussions with the East Coast Terminals’ and the Torrance Valley Pipeline’s management regarding their significant accounting policies in order to identify material adjustments. While we are continuing to engage in additional discussions with the East Coast Terminals’ and the Torrance Valley Pipeline’s management and are in the process of evaluating the impact of the East Coast Terminals’ and the Torrance Valley Pipeline’s accounting policies on its historical results following the close of the Plains Asset Purchase on April 29, 2016 and the close of the TVPC Acquisition on August 31, 2016, to our best estimate, there are no differences identified to date, except for a reclassification of purchase and related costs to operating maintenance expenses related to the East Coast Terminals.

8.
Reflects incremental revenue associated with the execution of the TVPC Transportation Services Agreement with PBF Holding in connection with the TVPC Acquisition. Transportation services revenue was calculated using the service fees set forth in the proposed TVPC Transportation Services Agreement. Product volumes used were based on minimum volume commitments at the facilities included in the consolidated financial statements of TVPC.

9.
Represents the estimated depreciation expense resulting from the assumed fair value of property, plant and equipment acquired through the Plains Asset Purchase and the TVPC Acquisition using a weighted average 25 year useful life for assets acquired adjusting for the depreciation recorded by the East Coast Terminals and the Torrance Valley Pipeline prior to the purchase by PBFX. Depreciation adjustment includes $70 and $272 for the East Coast Terminals for the periods ended June 30, 2016 and December 31, 2015, respectively and $2,388 and $4,706 for the Torrance Valley Pipeline for the periods ended June 30, 2016 and December 31, 2015, respectively.

10.	Represents the noncontrolling interest of 50% of TVPC’s historical results of operations and 50% of the pro forma acquisition adjustments to net income (loss) related to TVPC.

11.
Represents assumed interest expense related to $98,500 of borrowings on the Revolving Credit Facility, incurred in connection with the Plains Asset Purchase, and $76,200 of borrowings on the Revolving Credit Facility, incurred in connection with the TVPC Acquisition, as if both such borrowings had occurred as of January 1, 2015.

12.
Represents an assumed reduction in interest expense related to the repayment of $98,336 of the Term Loan, in order to release $98,336 of the marketable securities, which collateralized the Term Loan, in connection with the Plains Asset Purchase, and to the repayment of $76,200 of the Term Loan, in order to release $76,200 of the marketable securities, which collateralized the Term Loan, in connection with the TVPC Acquisition, as if both occurred as of January 1, 2015.

13.
Represents an assumed reduction in interest income in connection with the sale of $98,336 of marketable securities utilized to fund the Plains Asset Purchase and the sale of $76,200 of marketable securities utilized to fund the TVPC Acquisition, as if both occurred as of January 1, 2015.

14.	Represents the issuance of 4,375,000 common units in connection with the August 2016 equity offering in order to fund the TVPC Acquisition as if the equity offering closed on January 1, 2015.